Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events
Subsequent Events

29 Subsequent events

(a)	On February 21, 2020, the Company closed a registered direct offering for 3,478,261 common shares, at a purchase price of $1.29 per share, priced at-the-market. Additionally, the Company issued to the investors unregistered warrants to purchase up to an aggregate of 2,608,696 common shares in a concurrent private placement. The warrants have an exercise price of $1.20 per common share, are exercisable immediately and will expire five and one-half years following the date of issuance. The gross proceeds of the offering were $4,500. The net cash proceeds to the Company from the offering totaled approximately $3,920. The Company also issued 243,478 warrants to the placement agent with an exercise price of $1.61719 per common share, which are exercisable immediately and will expire five years following the date of issuance.

(b)	Subsequent to year end, the COVID-19 pandemic began causing significant financial market declines and social dislocation. The situation is dynamic with various cities and countries around the world responding in different ways to address the outbreak. The spread of COVID-19 may impact our operations, including the potential interruption of our clinical trial activities and our supply chain. For example, the COVID-19 outbreak may delay enrollment in our pediatric clinical trial due to prioritization of hospital resources toward the outbreak, and some patients may be unwilling to enroll in our trials or be unable to comply with clinical trial protocols if quarantines impede patient movement or interrupt healthcare services, which would delay our ability to conduct clinical trials or release clinical trial results and could delay our ability to obtain regulatory approval and commercialize our product candidates. The spread of an infectious disease, including COVID-19, may also result in the inability of our suppliers to deliver components or raw materials on a timely basis or at all. In addition, hospitals may reduce staffing and reduce or postpone certain treatments in response to the spread of an infectious disease. Such events may result in a period of business disruption and, in reduced operations, doctors or medical providers may be unwilling to participate in our clinical trials, any of which could materially affect our business, financial condition or results of operations. The significant spread of COVID-19 within the U.S., Canada, Germany and elsewhere resulted in a widespread health crisis and has had adverse effects on local, national and global economies generally, the markets that we serve, our operations and the market price of our Common Shares.The Company’s impairment test for various assets including goodwill and intangibles is based on fair value models which are based on cash flows from operations or other market dependent models. Accordingly, as required by IFRS we have not reflected these subsequent conditions in the recoverable value of the estimate of these assets at December 31, 2019.

Uncertain factors, including the duration of the outbreak, the severity of the disease and the actions to contain or treat its impact, could impair our operations including, among other things, employee mobility and productivity, availability of our facilities, conduct of our clinical trials and the availability and the productivity of third-party product and service suppliers.